                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 17, 2002

                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                   0-22228                 11-3170868
(State or other jurisdiction of    (Commission File No.)      (IRS Employer
 incorporation or organization)                             Identification No.)

          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:               (516) 327-3000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEMS 1, 2, 3, 4, 6, 8 and 9.  NOT APPLICABLE

ITEM 5.   OTHER EVENTS

         Astoria Financial Corporation issued a press release on October 17, 2002 reporting, among other things, financial results for the quarter ended September 30, 2002, which included net income of $62.2 million, or $0.72 diluted earnings per common share, compared to $56.5 million, or $0.60 diluted earnings per common share, for the quarter ended September 30, 2001, representing increases of 10% and 20%, respectively. The full text of the quarterly earnings release is included herein as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following Exhibits are furnished as part of this report:

          99.1 Press release dated October 17, 2002 announcing, among other things, the Company's financial results for the third quarter ended September 30, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASTORIA FINANCIAL CORPORATION


                                        /s/ Peter J. Cunningham
                                        -----------------------
                                        Peter J. Cunningham
                                        First Vice President and
                                        Director of Investor Relations

Dated: November 15, 2002

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
99.1              Press release dated October 17, 2002 announcing, among other things, the
                  Company's financial results for the third quarter ended September 30, 2002.